                     AMENDMENT #5 TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 21, 2000
                 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME)

                                      AMONG

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY,

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.,

                           INVESCO FUNDS GROUP, INC.,

                                       AND

                           INVESCO DISTRIBUTORS, INC.

WHEREAS, Allmerica Financial Life Insurance and Annuity Company, INVESCO Variable Investment Funds, Inc. and INVESCO Distributors, Inc. entered into a Fund Participation Agreement on March 21, 2000; and

WHEREAS, the parties desire to amend the Participation Agreement by mutual written consent;

NOW THEREFORE, the parties to hereby agree that Schedule A to the Participation Agreement is amended to read in its entirety as follows:

                                   SCHEDULE A

The following Separate Accounts and Associated Contracts of Allmerica Financial Life Insurance and Annuity Company are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

CONTRACTS FUNDED BY SEPARATE ACCOUNT              NAME OF SEPARATE ACCOUNT

Allmerica ExecAnuity Plus 91                      Separate Account VA-K

Allmerica ExecAnuity Plus 91                      Separate Account VA-K

Allmerica Advantage                               Separate Account VA-K

Allmerica Ultimate Advantage                      Separate Account VA-K

Allmerica Immediate Advantage ("IVA")             Separate Account VA-K

Allmerica Accumulator                             Separate Account VA-K

DirectedAdvisorySolutions ("Fund Quest")          Separate Account VA-K

Allmerica Value Generation ("Annuity Scout")      Separate Account VA-K

Select Reward                                     Allmerica Select Separate Account

Select Resource                                   Allmerica Select Separate Account

Select Charter                                    Allmerica Select Separate Account

Select Secondary Markets                          Allmerica Select Separate Account

VEL 93                                            VEL II Account

Variable Inheiritage                              Inheiritage Separate Account

Select Inheiritage                                Inheiritage Separate Account

VEL III                                           VEL III Account

Select III                                        Allmerica Select Separate Account III

Select Life II                                    Allmerica Select Separate Account II

Allmerica Select Life Plus                        Separate Account IMO

Allmerica VUL 2001                                Separate Account IMO

VEL Plus                                          Separate Account VEL

VUL 2001 Survivorship                             Separate Account IMO

Kemper Gateway Elite                              Separate Account KG

Kemper Gateway Advisor ("C-Shares")               Separate Account KG

Kemper Gateway Plus ("Bonus")                     Separate Account KG

Kemper Gateway Advisor 2 ("no-load")              Separate Account KG

Kemper Gateway Incentive ("Secondary")            Separate Account KG

Kemper Gateway Custom                             Separate Account KGC

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as amended herein.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2001.


                                    ALLMERICA FINANCIAL LIFE INSURANCE
                                    AND ANNUITY COMPANY

                                    By:
                                        --------------------------
                                        Richard M. Reilly, President


                                    INVESCO VARIABLE INVESTMENT FUNDS,
                                    INC.

                                    By:
                                        --------------------------
                                        Ronald L. Grooms, Treasurer


                                    INVESCO FUNDS GROUP, INC.

                                    By:
                                        --------------------------
                                        Ronald L. Grooms, Senior Vice President


                                    INVESCO DISTRIBUTORS, INC.

                                    By:
                                        --------------------------
                                        Ronald L. Grooms, Senior Vice President